DELAWARE VIP TRUST

Delaware VIP REIT Series

Supplement to the Series' Prospectuses
dated April 30, 2006

Effective on May 8, 2006, Babak Zenouzi will assume primary responsibility for making the day-to-day investment decisions for Delaware VIP REIT Series. The following replaces the section entitled "Investment manager - Portfolio manager."

Babak Zenouzi has primary responsibility for making day-to-day investment decisions for Delaware VIP REIT Series. When making investment decisions for the Series, Mr. Zenouzi regularly consults with Damon J. Andres.

Babak (Bob) Zenouzi, Senior Vice President/Senior Portfolio Manager, rejoined Delaware Investments in May 2006. Mr. Zenouzi previously worked at Delaware Investments, where he served as a portfolio manager from 1992 to 1999. He returned to the firm to lead the REIT group, including the team, its products and process, and to serve as lead portfolio manager for the firm's Dividend Income products, which he was instrumental in creating. Mr. Zenouzi worked at Chartwell Investment Partners (Chartwell) from 1999 to 2006, where he was a partner and senior portfolio manager on Chartwell's Small Cap Value Fund. Previously, he held several positions in accounting and financial analysis with The Boston Company. Mr. Zenouzi earned a master's degree in finance from Boston College and a bachelor's degree from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Damon J. Andres, Vice President/Senior Portfolio Manager, earned a BS in business administration with an emphasis in finance and accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder.

The date of this Supplement is May 5, 2006.